Exhibit 99.11

                                                                  EXECUTION COPY
                                                                  --------------

                            EXCHANGE RIGHTS AGREEMENT
                            -------------------------

               This EXCHANGE RIGHTS AGREEMENT (this "Agreement"), is entered into as of November 17, 2003, by and among CharterMac Capital Company, LLC, a Delaware limited liability company ("CCC"), CharterMac Corporation, a Delaware corporation ("CM Corp."), and AHP Associates L.P., DLK Associates L.P., Marc Associates, L.P., Related General II L.P., J. Michael Fried, Fried Family 2001 Trust and SJB Associates L.P. (each an "Investor Member" and collectively, the "Investor Members").

                                R E C I T A L S:
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               WHEREAS, CCC was formed under the Delaware Limited Liability
Company Act (6 Del. C. Section 18-101, et seq.) (as amended from time to time, the "Act"), by the filing of a Certificate of Formation with the Delaware Secretary of State on November 14, 2002 (as amended from time to time, the "Certificate") and is governed by the Amended and Restated Operating Agreement dated as of November 17, 2003 (as amended from time to time the "Operating Agreement");

               WHEREAS, pursuant to (i) that certain Contribution Agreement, dated as of December 17, 2002 (the "Contribution Agreement"), by and among CCC and other parties named therein, (ii) that certain Contribution Agreement, dated as of November 17, 2003, by and among J. Michael Fried, JMF Associates, L.P. and Fried Family 2001 Trust and CCC (the "Fried Contribution Agreement") and (iii) the Operating Agreement, the Investor Members (as defined below) hold units of limited liability company interest (such units received pursuant to the Contribution Agreement and the Fried Contribution Agreement being referred to herein as the "Special Common Units") in CCC;

               WHEREAS, pursuant to that certain Special Preferred Voting Shares Purchase Agreement, dated as of November 17, 2003, by and among CharterMac and the Investor Members (the "SPV Purchase Agreement"), certain of the Investor Members hold special preferred voting shares of beneficial interest (the "Special Preferred Shares"), in CharterMac, a statutory trust formed under the laws of Delaware ("CharterMac") either pursuant to the SPV Purchase Agreement or by assignment described in the SPV Purchase Agreement;

               WHEREAS, CCC has agreed to provide the Investor Members with certain rights to exchange their Special Common Units for cash or, at the election of CM Corp., for shares of CharterMac's common shares of beneficial interest (the "Common Shares");

               WHEREAS, CharterMac has agreed to reserve the number of Common Shares necessary to permit the exercise of the Exchange Right (as defined below); and

               WHEREAS, upon exercise of the Exchange Right, CharterMac has the right to require the Investor Members to surrender one Special Preferred Share for cancellation with respect to each Special Common Unit being exchanged and CharterMac has agreed to redeem the Special Preferred Shares at their par value upon such surrender.

               NOW, THEREFORE, the parties hereto in consideration of the foregoing, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, do hereby agree as follows:

                                    ARTICLE 1
                                  DEFINED TERMS

               The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

               "Assignee" means a Person to whom one or more Special Common Units have been transferred in a manner permitted under the Operating Agreement, but who has not become a Substituted Investor Member in accordance therewith.

               "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

               "Cash Amount" means an amount of cash per Special Common Unit equal to the Value on the Valuation Date of the Common Share Amount.

               "Common Share Amount" means that number of Common Shares equal to the sum of (i) the product of the number of Special Common Units offered for exchange by an Exchanging Member, multiplied by the Exchange Factor as of the Valuation Date and (ii) the result obtained by dividing the amount of any then accrued but unpaid distributions per Special Common Unit (other than the current accrued but unpaid distributions, if any, for the quarterly period in which the Specified Exchange Date occurs) by the Value on the Valuation Date, provided, that in the event CharterMac issues to all holders of Common Shares rights, options, warrants or convertible or exchangeable securities entitling the stockholders to subscribe for or purchase Common Shares, or any other securities or property (collectively, the "rights"), then the Common Share Amount shall also include such rights that a holder of that number of Common Shares would be entitled to receive.

               "Exchange Factor" means 1.0; provided, that in the event that CharterMac (i) declares or pays a dividend on its outstanding Common Shares in Common Shares or makes a distribution to all holders of its outstanding Common Shares in Common Shares; (ii) subdivides its outstanding Common Shares; or (iii) combines its outstanding Common Shares into a smaller number of shares of Common Shares (collectively, an "Exchange Factor Event"), the Exchange Factor shall be adjusted by multiplying the Exchange Factor by a fraction, the numerator of


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which shall be the number of shares of Common Shares issued and outstanding on the record date for such dividend, distribution, subdivision or combination assuming for such purpose that such dividend, distribution, subdivision or combination has occurred as of such time, and the denominator of which shall be the actual number of shares of Common Shares (determined without the above assumption) issued and outstanding on the record date for such dividend, distribution, subdivision or combination. Any adjustment to the Exchange Factor shall become effective immediately after the effective date of such Exchange Factor Event with all such adjustments being reflected in the final Exchange Factor as of the Valuation Date.

               "Exchanging Member" has the meaning set forth in Section 2.1 hereof.

               "Exchange Right" has the meaning set forth in Section 2.1 hereof.

               "Independent Trustees" has the same meaning as in the Second Amended and Restated Trust Agreement of CharterMac dated as of November 17, 2003.

               "Investor Member" has the meaning set forth in the Introduction and includes any Persons who have become Substituted Investor Members in accordance with the Operating Agreement.

               "Lock-up Agreement" means, collectively, those certain Lock-up Agreements from APH Associates L.P., DLK Associates L.P, Marc Associates, L.P., Related General II, L.P. and SJB Associates L.P. in favor of CCC and CharterMac, dated the date hereof.

               "Notice of Exchange" means the Notice of Exchange substantially in the form of Exhibit B to this Agreement.

               "Notice of Surrender" means the Notice of Surrender substantially in the form of Exhibit C to this Agreement.

               "Securities Act" means the Securities Act of 1933, as amended from time to time, and any successor act.

               "SEC" means the Securities and Exchange Commission.

               "Specified Exchange Date" means the third (3rd) Business Day after receipt by CCC and CM Corp. of a Notice of Exchange.

               "Valuation Date" means the date of receipt by CCC and CM Corp. of a Notice of Exchange or, if such date is not a Business Day, the first Business Day thereafter.

               "Value" means, with respect to the Common Shares, the average of the closing market price for the five (5) consecutive trading days immediately preceding the Valuation Date. The market price for each such trading day shall be: (i) if the Common Shares are listed or


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admitted to trading on the New York Stock Exchange (the "NYSE"), the American
Stock Exchange ("AMEX"), any national securities exchange or the Nasdaq Stock Market ("Nasdaq"), the closing price on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices on such day; (ii) if the Common Shares are not listed or admitted to trading on the NYSE, the AMEX, any national securities exchange or the Nasdaq, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by CharterMac; or (iii) if the Common Shares are not listed or admitted to trading on the NYSE, the AMEX, any national securities exchange or the Nasdaq and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by CharterMac, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than five
(5) days prior to the date in question) for which prices have been so reported; provided, that if there are no bid and asked prices reported during the five (5) days prior to the date in question, the Value of the Common Shares shall be determined by the Independent Trustees acting in good faith on the basis of such quotations and other information as they consider, in their reasonable judgment, appropriate. In the event the Common Share Amount includes rights that a holder of Common Shares would be entitled to receive, then the Value of such rights shall be determined by the Independent Trustees acting in good faith on the basis of such quotations and other information as they consider, in their reasonable judgment, appropriate.

                                    ARTICLE 2
                                 EXCHANGE RIGHT

               Section 2.1. Exchange Right.

               A. Subject to Sections 2.1.B, 2.1.C, 2.1.D, 2.1.E and 2.1.G hereof, and subject to any limitations under applicable law, CCC hereby grants to each Investor Member and each Investor Member hereby accepts the right (the "Exchange Right"), exercisable with respect to the Special Common Units after the expiration of any restrictions on the right to exercise the Exchange Right as set forth in the Lock-up Agreement, to exchange on a Specified Exchange Date all or a portion of the Special Common Units acquired pursuant to the Contribution Agreement held by such Investor Member at an exchange price in cash equal to the Cash Amount. The Exchange Right shall be exercised pursuant to a Notice of Exchange delivered to CCC, with a copy delivered to CM Corp., by the Investor Member who is exercising the Exchange Right (the "Exchanging Member"); provided, however, that CM Corp., on behalf of CCC, may elect, after a Notice of Exchange is delivered, to satisfy the Exchange Right which is the subject of such notice in accordance with Section 2.1.B. An Investor Member may not exercise the Exchange Right for less than one thousand (1,000) Special Common Units unless such Investor Member holds less than one thousand (1,000) Special Common Units, in which event the Investor Member must exercise the Exchange Right for all of the Special Common Units held by such Investor Member. Any Assignee of an Investor Member may exercise the rights of such Investor Member pursuant to this Section 2.1, and such Investor Member shall be


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deemed to have assigned such rights to such Assignee insofar as it relates to the Special Common Units assigned and shall be bound by the exercise of such rights by such Assignee. In connection with any exercise of such rights by an Assignee on behalf of an Investor Member, the Assignee shall be deemed to be the Exchanging Member for purposes of this Agreement and the Cash Amount or the Common Share Amount, as the case may be, shall be satisfied by CCC or CM Corp., as the case may be, directly to such Assignee and not to such Investor Member.

               B. Notwithstanding the provisions of Section 2.1.A, CM Corp. may, in its sole and absolute discretion, elect to satisfy an Exchanging Member's Exchange Right by exchanging Common Shares and rights equal to the Common Share Amount on the Specified Exchange Date for the Special Common Units offered for exchange by the Exchanging Member. In the event CM Corp. shall elect to satisfy, on behalf of CCC, an Exchanging Member's Exchange Right by exchanging Common Shares and rights for the Special Common Units offered for exchange, (i) CM Corp. hereby agrees to notify the Exchanging Member within two (2) Business Days after the receipt by CM Corp. of such Notice of Exchange, (ii) each Exchanging Member hereby agrees to execute such documents and instruments as CM Corp. and CharterMac may reasonably require in connection with the issuance of the Common Shares upon exercise of the Exchange Right and (iii) CM Corp. hereby agrees to deliver to such Exchanging Member share certificates representing fully paid and non-assessable shares and such other certificates or instruments as may be required in respect of rights, in the aggregate representing such number of Common Shares and rights equal to the Common Share Amount. If CM Corp. makes such an election, CharterMac shall timely issue and deliver to CM Corp. such Common Shares to be delivered to the Exchanging Member.

               C. At any time on or after the date of the exercise of the Exchange Right, CharterMac has the right to require the Exchanging Member to surrender one Special Preferred Share for redemption by CharterMac for each Special Common Unit being exchanged. CharterMac shall designate the date of such surrender which may be on or after the date of exercise of the Exchange Right and such Exchanging Member shall surrender such Special Preferred Shares pursuant to a Notice of Surrender. Special Preferred Shares delivered to CharterMac in connection with the exercise of an Exchange Right shall be cancelled on the books of CharterMac as of the applicable Specified Exchange Date. CharterMac hereby agrees to pay to the Exchanging Member the Surrender Price (as defined in the Certificate of Designation for the Special Preferred Shares) per Special Preferred Share upon such surrender.

               D. Any Cash Amount to be paid to an Exchanging Member shall be paid on the Specified Exchange Date.

               E. Any exchange of Special Common Units pursuant to this Article 2 shall be deemed to have occurred as of the Specified Exchange Date for all purposes, including without limitation the payment of distributions or dividends in respect of Special Common Units or Common Shares, as applicable. Any Special Common Units acquired by CM Corp. pursuant to an exercise by any Investor Member of an Exchange Right shall be cancelled. CM Corp. shall amend the Operating Agreement to reflect each such exchange and cancellation of Special


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Common Units and each corresponding recalculation of the Special Common Units of the Investor Members.

               F. In case there occurs any reclassification or change of the outstanding Common Shares of CharterMac or any reorganization of CharterMac (or any other corporation the stock or securities of which are at the time receivable upon the exercise of the Exchange Right), including any issuance of securities other than Common Shares as a distribution with respect to the Common Shares and including pursuant to a merger or consolidation, on or after the date hereof, then and in each such case the Investor Member, upon the exercise of the Exchange Right at any time after the consummation of such reclassification, change, or reorganization shall, if CM Corp. makes an election not to pay cash in accordance with Section 2.1(B), be entitled to receive, in lieu of the stock or other securities and property (including cash) receivable upon the exercise of the Exchange Right prior to such consummation, the stock or other securities or property (including cash) to which such Investor Member would have been entitled upon such consummation if such Investor Member had exercised the Exchange Right immediately prior thereto, all subject to further adjustment pursuant to the provisions of this subsection F.

               G. Upon receipt of a Notice of Exchange, CCC shall, if CharterMac then is contemplating exercising its right pursuant to Section 2(a) of the Registration Rights Agreement to not file a Registration Statement or not keep a Registration Statement effective because additional disclosure would be required, notify the Investor Members and grant them the opportunity, prior to consummating the exchange pursuant to such Notice of Exchange, to rescind such Notice of Exchange.

                                    ARTICLE 3
                                OTHER PROVISIONS

               Section 3.1. Covenants of CharterMac and CM Corp.

               A. At all times during the pendency of the Exchange Right, CharterMac shall reserve for issuance such number of Common Shares as may be necessary to enable the issuance of such shares in full payment of the Common Share Amount in regard to all Special Common Units held by Investor Members which are from time to time outstanding. CharterMac shall use its commercially reasonable efforts, at CharterMac's expense, to list (on the American Stock Exchange or any other exchange on which the Common Shares are then listed) Common Shares when issued pursuant to this Agreement.

               B. During the pendency of the Exchange Right, CharterMac shall deliver to the Investor Member in a timely manner all reports filed by CharterMac with the SEC to the extent CharterMac also transmits such reports to its shareholders and all other communications transmitted from time to time by CharterMac to its shareholders generally.


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               C. CCC shall notify each Investor Member, upon request, of the then current Exchange Factor and such notice will include a reasonable explanation of the Exchange Factor calculation to be applied at such time.

               D. In connection with any transaction in which an Investor Member becomes obligated to exchange on the closing of such transaction its Special Common Units for securities of any Person other than CharterMac pursuant to the Operating Agreement, if the securities issued to shareholders of CharterMac generally are freely transferable without restriction under the federal and state securities laws, CharterMac shall cause such Person to issue to the Investor Member in such exchange securities which are freely transferable without restriction under the federal and state securities laws, or securities which are registered for resale under an effective registration statement which will permit resale of securities issued to the Investor Member immediately following the closing date of the transaction pursuant to which such securities are issued.

               Section 3.2. Fractional Shares.

               No fractional Common Shares shall be issued upon exchange of Special Common Units. The number of full Common Shares which shall be issuable upon exchange of Special Common Units (or the cash equivalent amount thereof if the Cash Amount is paid) shall be computed on the basis of the aggregate amount of Special Common Units so surrendered. Instead of any fractional Common Shares which would otherwise be issuable upon exchange of any Special Common Units, CCC shall pay a cash adjustment in respect of such fraction in an amount equal to the Cash Amount of a Special Common Unit multiplied by such fraction.

               Section 3.3 Investment Representations and Warranties. By delivering a Notice of Exchange, each Exchanging Member will make the representations, warranties and certifications set forth in the Notice of Exchange and will be deemed to represent and warrant to CharterMac, CM Corp. and CCC that such Exchanging Member is aware of CM Corp.'s option to exchange such Exchanging Member's Special Common Units for Common Shares pursuant to Section 2.1(B) hereof and that:

               (a) Such Exchanging Member has received and reviewed copies of all reports and other filings (the "SEC Reports"), including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, made by CharterMac with the SEC pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as the Exchanging Member has deemed relevant in connection with the exercise of the Exchange Right and understands the risks of, and other considerations relating to, an investment in Common Shares.

               (b) Such Exchanging Member, by reason of its business and financial experience, together with the business and financial experience of those


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                    persons, if any, retained by it to represent or advise it
                    with respect to its investment in Common Shares,

                    (i) has such knowledge, sophistication and experience in financial and business matters and in making investment decisions of this type that it is capable of evaluating the merits and risks of and of making an informed investment decision with respect to an investment in Common Shares;

                    (ii) is capable of protecting its own interest or has engaged representatives or advisors to assist it in protecting its interests; and

                    (iii) is capable of bearing the economic risk of such investment.

               (c) Such Exchanging Member is an "accredited investor" as defined in Rule 501 of the regulations promulgated under the Securities Act; provided however, that if such Exchanging Member is not an "accredited investor" at the time it delivers a Notice of Exchange, CCC shall either pay the Cash Amount or, at its expense, cause the registration of the issuance of the Common Shares to such Exchanging Member in the amount of the Common Share Amount payable to such Exchanging Member.

               (d) If such Exchanging Member has retained or retains a person to represent or advise it with respect to its investment in Common Shares, such Exchanging Member will advise CM Corp. and CharterMac of such retention and, at CM Corp. or CharterMac's request, such Exchanging Member shall, prior to or at delivery of the Common Shares hereunder,

                    (i)    acknowledge in writing such representation; and

                    (ii) cause such representative or advisor to deliver a certificate to CM Corp. and CharterMac containing such representations as may be reasonably requested by CM Corp. and CharterMac.

               (e) Such Exchanging Member understands that an investment in CharterMac involves substantial risks.

               (f) Such Exchanging Member has been given the opportunity to make a thorough investigation of the activities of CharterMac and has been furnished with materials relating to CharterMac and its activities, including, without limitation, the SEC Reports which it has requested.

               (g) Such Exchanging Member has relied and is making its investment decision based upon the SEC Reports and other written information provided to the


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                    Exchanging Member by or on behalf of CharterMac and, as
                    applicable, such Exchanging Member's position as a director or executive officer of CCC or CM Corp.

               (h) The Common Shares to be issued to such Exchanging Member hereunder will be acquired by such Exchanging Member for its own account, for investment only and not with a view to, or with any intention of, a distribution in violation of the Securities Act of 1933.

               (i) Such Exchanging Member was not formed for the specific purpose of acquiring an interest in CharterMac.

               (j)  Such Exchanging Member acknowledges that:

                    (i) the Common Shares to be issued to such Exchanging Member hereunder have not been registered under the Securities Act or state securities laws by reason of a specific exemption or exemptions from registration under the Securities Act and applicable state securities laws and, the certificates representing such Common Shares will bear a legend to such effect, unless the Common Shares are registered in accordance with Section 3.3(c);

                    (ii) CharterMac's and CCC's reliance on such exemptions is predicated in part on the accuracy and completeness of the representations and warranties of such Exchanging Member contained herein;

                    (iii) the Common Shares to be issued to such Exchanging Member hereunder may not be resold or otherwise distributed unless registered under the Securities Act and applicable state securities laws, or unless an exemption from registration is available;

                    (iv) there may be no market for unregistered Common Shares; and

                    (v) CharterMac has no obligation or intention to register such Common Shares under the Securities Act or any state securities laws or to take any action that would make available any exemption from the registration requirements of such laws, except as may be provided in the Registration Rights Agreement entered into by CharterMac and the Exchanging Member (the "Registration Rights Agreement").

               (k) Such Exchanging Member acknowledges that because of the restrictions on transfer or assignment of such Common Shares to be issued hereunder, such Exchanging Member may have to bear the economic risk of its investment in Common Shares issued hereunder for an indefinite period of time,


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                    although the holder of any such Common Shares will be
                    afforded certain rights to have such Common Shares registered under the Securities Act and applicable state securities laws pursuant to the Registration Rights Agreement.

               (l) The address set forth under such Exchanging Member's name in the Notice of Exchange is the address of the Exchanging Member's principal place of business or, if a natural person, the address of the Exchanging Member's residence, and such Exchanging Member has no present intention of becoming a resident of any country, state or jurisdiction other than the country and state in which such principal place of business or residence is situated.

               Section 3.4. Indemnification. Each Exchanging Member shall indemnify and hold harmless CharterMac, CM Corp. and CCC, and their respective officers, directors, trustees, managers and employees, from and against any and all losses, claims, judgments, amounts paid in settlement, damages, liabilities and expenses (joint or several), including attorneys' fees and disbursements and expenses of investigation, incurred by any such party pursuant to any actual or threatened action, suit, proceeding or investigation in any way arising out of relating to any inaccuracy of any of the representations, warranties or certifications made by such Exchanging Member pursuant to the provisions of
Section 3.3 or an applicable Notice of Exchange.

                                    ARTICLE 4
                               GENERAL PROVISIONS

               Section 4.1. Taxable Transaction

               (a) The exercise of the Exchange Right provided under this Agreement by any Investor Member shall be treated and reported as a taxable transaction.

               (b) Each Investor Member and its Assignees hereby authorizes CCC or CM Corp. to withhold from, or pay on behalf of or with respect to, such Investor Member any amount of federal, state, local, or foreign taxes that the CCC or CM Corp. determines that CCC or CM Corp. is required to withhold or pay with respect to any amount distributable or allocable to such Investor Member as a result of the transactions contemplated by this Agreement, including, without limitation, any taxes required to be withheld or paid by CCC or CM Corp. pursuant to Sections 1441, 1442, 1445, or 1446 of the Code, and that any taxes so withheld will reduce the cash or Common Shares to which an Exchanging Member is entitled. Prior to withholding, CCC or CM Corp., as the case may be, shall endeavor to (i) provide reasonable advance notice to the Investor Members, which shall provide the basis for withholding and (ii) if requested, discuss the need to withhold with the Investor Members. CCC or CM Corp., as the case may be, shall permit


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                    an Investor Member who is subject to withholding to contest the obligation to withhold at its own expense.

               Section 4.2 Notices.

               All notices and other communications given or made pursuant hereto shall be in writing and delivered by hand or sent by registered or certified mail (postage prepaid, return receipt requested) or by nationally recognized overnight air courier service and shall be deemed to have been duly given or made as of the date delivered if delivered personally, or if mailed, on the third business day after mailing (on the first business day after mailing in the case of a nationally recognized overnight air courier service) to CCC, CharterMac, CM Corp., an Investor Member or Assignee, as the case may be, (i) at the address listed on Exhibit A, with respect to an Investor Member, (ii) at the address listed on the records of CCC with respect to an Assignee, and (iii) at 625 Madison Avenue, New York, New York 10022, Attn: President, with respect to CCC, CharterMac or CM Corp. Any party may by notice given in accordance with this Section 4.2 to the other parties designate another address or person for receipt of notices hereunder.

               Section 4.3. Amendment and Modification.

               This Agreement may be modified, amended or supplemented only by an instrument in writing signed by all of the parties thereto and by CharterMac (and approval of any modification, amendment or supplement by CharterMac shall require approval of not less than a majority of the Independent Trustees).

               Section 4.4. Waiver of Compliance; Consents.

               Except as otherwise provided in this Agreement, any failure of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party or parties entitled to the benefits thereof only by a written instrument signed by the party granting such waiver (which, in the case of a waiver by CharterMac, CCC or CM Corp., shall require the approval of not less than a majority of the Independent Trustees), but such a waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in this Section 4.4.

               Section 4.5. Governing Law.

               This Agreement shall be governed by the laws of the State of New York without regard to the conflict of laws principles thereof.


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               Section 4.6. Severability.

               The invalidity or unenforceability of any provisions of this Agreement in any such jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of this Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law. Upon such determination that any provision is invalid, illegal or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby and thereby are fulfilled to the extent possible.

               Section 4.7. Counterparts.

               This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               Section 4.8. Section Headings.

               The section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement. All references in this Agreement to Sections are to sections of this Agreement, unless otherwise indicated.

               Section 4.9. Entire Agreement.

               This Agreement, together with the Contribution Agreement and the other Collateral Agreements (as defined in the Contribution Agreement), embodies the entire agreement and understanding of the parties hereto in respect of the transactions contemplated by this Agreement. There are no restrictions, promises, inducements, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein or therein. This Agreement, the Contribution Agreement and the other Collateral Agreements supersede all prior written or oral agreements and understandings between the parties with respect to the transactions.

               Section 4.10. No Third-Party Beneficiaries.

               This Agreement shall be binding upon and inure to the benefit of each party thereto and their respective representatives, heirs, successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit, claim or remedy of any nature whatsoever under or by reason of this Agreement.


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               Section 4.11. Interpretation.

               (a) The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If any ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties and no presumptions or burden of proof will arise favoring or disfavoring any party by virtue of authorship of any provisions of this Agreement.

               (b) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

               (c) The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation.

               Section 4.12. Further Assurances.

               Each of the parties shall use reasonable efforts to execute and deliver to any other party such additional documents and take such other action, as any other party may reasonably request to carry out the intent of this Agreement and the transactions contemplated hereby.

                            [SIGNATURE PAGES FOLLOW]

               IN WITNESS WHEREOF, the parties have executed this Exchange Rights Agreement as of the date first written above.

                               CHARTERMAC CAPITAL COMPANY, LLC

                               By: CharterMac Corporation, its Managing Member

                               By: /s/ Alan P. Hirmes
                                   Name: Alan P. Hirmes
                                   Title:  Chief Operating Officer

                               CHARTERMAC CORPORATION


                               By: /s/ Alan P. Hirmes
                                   Name: Alan P. Hirmes
                                   Title:  Chief Operating Officer

               INVESTOR MEMBERS:

                               APH ASSOCIATES L.P.

                               By: APH Associates, Inc., its general
                                   partner

                                   By: /s/ Alan P. Hirmes
                                       Name: Alan P. Hirmes
                                       Title: President

                               DLK ASSOCIATES L.P.

                               By: DLK Associates, Inc., its general
                                   partner

                                   By: /s/ Denise L. Kiley
                                       Name: Denise L. Kiley
                                       Title: President

                               /s/ J. Michael Fried
                               -----------------------------------
                               J. Michael Fried

                               FRIED FAMILY 2001 TRUST

                                   By: /s/ Mark Walfish
                                       Mark Walfish
                                       Trustee

                                   By: /s/ David Silvers
                                       David Silvers
                                       Trustee

                               MARC ASSOCIATES, L.P.

                               By: Marc Associates, Inc., its general
                                   partner

                                   By: /s/ Marc D. Schnitzer
                                       Name: Marc D. Schnitzer
                                       Title: President

                               RELATED GENERAL II L.P.

                               By: RCMP, Inc., its general partner

                                   By: /s/ Jeff T. Blau
                                       Name: Jeff T. Blau
                                       Title: Vice President

                               SJB ASSOCIATES L.P.

                               By: SJB Associates, Inc., its general partner

                                   By: /s/ Stuart J. Boesky
                                       Name: Stuart J. Boesky
                                       Title: President

               By its signature below, CharterMac is executing this Agreement solely for the purposes of confirming its obligations pursuant to Sections 2.1.B, 2.1.C, 3.1.A, 3.1.B and 3.1.D. In connection with a CharterMac Extraordinary Transaction (as defined in the Operating Agreement), if the Special Common Units remain outstanding after such transaction CharterMac shall cause its successor to execute an assumption agreement assuming CharterMac's obligations pursuant to this Agreement.

                               CHARTERMAC

                               By: /s/ Alan P. Hirmes
                                   Name: Alan P. Hirmes
                                   Title: Chief Operating Officer

                                    Exhibit A
                                    ---------

                                Notice Addresses

If to APH Associates L.P.:

              c/o Related Capital Company
              625 Madison Avenue
              New York, NY 10022
              Attention: Mr. Alan P. Hirmes

If to DLK Associates L.P.:

              c/o Related Capital Company
              625 Madison Avenue
              New York, NY 10022
              Attention: Ms. Denise L. Kiley

If to Marc Associates, L.P.:

              c/o Related Capital Company
              625 Madison Avenue
              New York, NY 10022
              Attention: Mr. Marc D. Schnitzer

If to SJB Associates L.P.:

              c/o Related Capital Company
              625 Madison Avenue
              New York, NY 10022
              Attention: Mr. Stuart J. Boesky

If to Related General II L.P.:

              c/o Related Capital Company
              625 Madison Avenue
              New York, NY 10022
              Attention: Mr. Jeff Blau

with a copy to:

              Michael Orbison, Esq.
              625 Madison Avenue
              New York, NY 10022
and with a copy to:

              Proskauer Rose LLP
              1585 Broadway
              New York, NY 10036
              Attention: Steven Fishman, Esq.

If to J. Michael Fried or Fried Family 2001 Trust:

              c/o Phoenix Realty Group
              535 Madison Avenue, 26th Floor
              New York, New York 10022
              Attention: Mr. J. Michael Fried

with a copy to:

              Manatt, Phelps & Phillips, LLP
              1675 Broadway
              New York, New York 10019
              Attention:  Peter Olberg, Esq.

and with a copy to:

              Proskauer Rose LLP
              1585 Broadway
              New York, NY 10036
              Attention: Steven Fishman, Esq.

                                    Exhibit B
                                    ---------

                               Notice of Exchange

               The undersigned Investor Member or Assignee hereby irrevocably, effective upon the Specified Exchange Date, (i) exchanges ___________ Special Common Units in CharterMac Capital Company, LLC, in accordance with the terms of the Exchange Rights Agreement, dated as of November 17, 2003 (the "Exchange Rights Agreement"), and the Exchange Right referred to therein; (ii) surrenders such Special Common Units and all right, title and interest therein; and (iii) directs that the Cash Amount or Common Share Amount (as determined by CCC or CM Corp. pursuant to the Exchange Rights Agreement) deliverable upon exercise of the Exchange Right be delivered to the address specified below, and if Common Shares are to be delivered, such Common Shares will be registered or placed in the name(s) and at the address(es) specified below. The undersigned hereby represents, warrants, and certifies to CharterMac, CM Corp. and CCC that the undersigned (a) has marketable and unencumbered title to such Special Common Units free and clear, other than any encumbrance arising pursuant to the Operating Agreement and encumbrance(s) that will be released effective upon the exchange on the Specified Exchange Date, of the rights or interests of any other person or entity; (b) has the full right, power, and authority to exchange and surrender such Special Common Units as provided herein and such exchange and surrender does not violate the rights of any third party; and (c) has obtained the consent or approval of all persons or entities, if any (other than consent or approval that may be required of CharterMac, CM Corp. or CCC) having the right to consent or approve such exchange and surrender on the part of the undersigned.

                            [SIGNATURE PAGE FOLLOWS]

               The undersigned hereby makes the representations and warranties contained in Section 3.3 of the Exchange Rights Agreement as if such representations and warranties had been set forth in full in this Notice of Exchange.

               Capitalized terms used herein and not otherwise herein defined are used as defined in the Exchange Rights Agreement

Dated:  __________________________

Name of Investor Member or Assignee:

                                  Please Print

                                  ______________________________________________
                                  (Signature of Investor Member or Assignee)

                                  ______________________________________________
                                  (Street Address)

                                  ______________________________________________
                                  (City) (State)        (Zip Code)

                                  ______________________________________________
                                  Signature Guaranteed by:

If Common Shares are to be issued, issue to:

Name:  ________________________________

Please insert social security or identifying number:  ______________

                                    Exhibit C
                                    ---------

                               Notice of Surrender

               The undersigned Investor Member or Assignee is exchanging, or has exchanged, effective upon the Specified Exchange Date, ___________ Special Common Units in CharterMac Capital Company, LLC, in accordance with the terms of the Exchange Rights Agreement, dated as of November 17, 2003 (the "Exchange Rights Agreement") and the Exchange Right referred to therein and, has received a written notice by CharterMac, a Delaware statutory trust ("CharterMac"), requiring that it surrender its Special Preferred Shares. In connection therewith the undersigned Investor Member or Assignee hereby irrevocably, effective upon the date specified in the written notice from CharterMac, surrenders an equal number of Special Preferred Shares in CharterMac and all right, title and interest therein to CharterMac. The undersigned hereby represents, warrants, and certifies to CharterMac, CM Corp. and CCC that the undersigned (a) has marketable and unencumbered title to such Special Preferred Shares free and clear, other than any encumbrance(s) that will be released effective upon the exchange on the Specified Exchange Date, of the rights or interests of any other person or entity; (b) has the full right, power, and authority to surrender such Special Preferred Shares as provided herein and such exchange and surrender does not violate the rights of any third party; and (c) has obtained the consent or approval of all persons or entities, if any (other than consent or approval that may be required of CharterMac, CM Corp. or CCC) having the right to consent or approve such surrender on the part of the undersigned.

               Capitalized terms used herein and not otherwise herein defined are used as defined in the Exchange Rights Agreement

Dated:  __________________________

Name of Investor Member or Assignee:

                                  Please Print

                                  ______________________________________________
                                  (Signature of Investor Member or Assignee)

                                  ______________________________________________
                                  (Street Address)

                                  ______________________________________________
                                  (City) (State) (Zip Code)

                                  ______________________________________________
                                  Signature Guaranteed by: